SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                               September 23, 1998
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-14556                86-0786101
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)





ITEM 5.  OTHER EVENTS
---------------------

         On September 23, 1998, the Registrant issued a press release regarding the signing of a letter of intent to acquire the business of Tejas Snacks L.P. The transaction contemplated by the letter of intent is subject to various contingencies, including the signing of a definitive agreement and approval by both boards of directors. A copy of the press release is attached hereto as
Exhibit 99.1, which press release is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

      (c)   Exhibits.

            99.1 Press release of Poore Brothers, Inc. dated September 23, 1998.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   POORE BROTHERS, INC.
                                          (Registrant)


Date: September 29, 1998           By: /s/  THOMAS W. FREEZE
                                      ----------------------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                  DESCRIPTION
--------------                  -----------

99.1              Press Release of Poore Brothers, Inc. dated September 23, 1998